UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 17, 2007
                                                         -----------------

                           SENECA-CAYUGA BANCORP, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Federal                        000-52111                 16-160243
----------------------------       ---------------------     ------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


19 Cayuga Street, Seneca Falls, New York                       13148
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (315) 568-5855
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.   Departure of Directors or Certain Officers; Election of Directors;
             Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On December 17, 2007, Mr. Menzo D. Case was appointed to the boards of directors of Seneca-Cayuga Bancorp, Inc. (the "Company") and its wholly owned subsidiary, Seneca Falls Savings Bank (the "Bank"). Mr. Case also was appointed to the board of directors of Seneca Falls Savings Bank, MHC (the "MHC"), the majority stockholder of the Company. The appointments will be effectively as of January 28, 2008.

     There are no arrangements or understandings between Mr. Case and any other person pursuant to which Mr. Case became a director. Mr. Case is not a party to any transaction with the Company or the Bank that would require disclosure under
Item 404 of Securities and Exchange Commission Regulation S-B. At the time of the appointment Mr. Case was not appointed to any committee of the boards of directors and there was no expectation concerning any such appointments.

     Mr. Case is currently the Executive Vice President and Chief Financial Officer of the Company, the Bank and the MHC. The Boards of Directors of each of the Company, the Bank and the MHC had previously appointed Mr. Case to the position of President, to be effective on January 1, 2008.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On December 17, 2007, the Board of Directors of the Company approved an amendment to Article III, Section 2 of the Company's bylaws to increase the size of the Board by one member, from nine to ten. In addition, the Board of Directors of each of the MHC and the Bank approved a bylaw amendment to increase the size of their Boards by one member, from nine to ten as well.

Item 9.01.   Financial Statements and Exhibits

(a) Financial statements of businesses acquired. None.
(b) Pro forma financial information. None.
(c) Shell company transactions. None.
(d) Exhibits. None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       SENECA-CAYUGA BANCORP, INC.


DATE:  December 20, 2007               By:  /s/ Menzo D. Case
                                            ----------------------
                                            Menzo D. Case
                                            Executive Vice President and Chief
                                            Financial Officer